RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2025
RESTRICTED NET ASSETS [Abstract]
RESTRICTED NET ASSETS
18.	RESTRICTED NET ASSETS

Certain of the Company’s subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets to the Company in accordance with the local laws and regulations.

Jurisdictions where the Company require those subsidiaries or VIEs to establish and fund statutory reserves, details of which are listed below:

Taiwan

The subsidiaries in Taiwan are required to set aside 10% of its profit after tax to legal reserve in accordance with Taiwanese regulations until the legal reserve amount equals to their total paid-up capital. In the event that the subsidiaries incurred no loss, the portion of legal reserve exceeding 25% of the paid-up capital can be used for distribution to shareholders in the form of new shares or cash.

Thailand

The Thailand regulations require that a private limited liability company shall allocate not less than 5% of its profits to a legal reserve at the time the dividend is paid, until this account reaches an amount not less than 10% of the registered authorized capital (or such higher proportion if stipulated in the articles of association of the company). The legal reserve is not available for dividend distribution.

The PRC

The PRC subsidiaries of the Company are required to provide for certain statutory reserves, namely a general reserve, an enterprise expansion fund and a staff welfare and bonus fund.

Indonesia

The Indonesian regulations require a limited liability company to reserve a certain amount from its net income each year as a reserve fund until such fund amounts to at least 20% of its issued and paid-up capital.

Brazil

The Brazilian regulations require corporations (sociedades por ações) to allocate at least 5% of their net profit for each fiscal year to a legal reserve until such reserve reaches 20% of the company’s share capital. Such legal reserve is not available for dividend distribution.